UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
January 16, 2009

SPORTS SUPPLEMENT GROUP, INC.
(Exact name of registrant as specified in its charter)

NEVADA	333-150820
(State or other jurisdiction of incorporation)	(Commission File No.)

3500 de Maisonneuve West
Suite 1650
Montreal, Quebec
Canada H3Z 3C1
(Address of principal executive offices and Zip Code)

514-658-6164
(Registrant's telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
CFR 240.13e-4(c))

ITEM 5.03      AMENDMENTS TO ARTICLES OF INCORPORATION

     On January 16, 2009, we amended our articles of incorporation and changed our name from Sports Supplement Acquisition Group Inc. to Sports Supplement Group, Inc.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

	Exhibits	Document Description

	3.1	Amended Articles of Incorporation

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated this 24th day of February 2009.

SPORTS SUPPLEMENT GROUP, INC.

BY:	JAMES KLEIN
James Klein, President, Principal Executive Officer,
Principal Financial Officer, Principal Accounting Officer,
Treasurer and a member of the Board of Directors.